UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):                 July 24, 2018

  --------------------------------

PARK ELECTROCHEMICAL CORP.
(Exact Name of Registrant as Specified in Charter)

New York	1-4415	11-1734643
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 South Service Road, Melville,	New York	11747
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code		(631) 465-3600

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [    ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [    ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [    ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [    ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [    ]

If an emerging growth company, indicate by check mark if the registrant has selected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [    ]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the Annual Meeting of Shareholders of Park Electrochemical Corp. (the “Company”) on July 24, 2018 (the “Annual Meeting”), the Shareholders of the Company approved the Park Electrochemical Corp. 2018 Stock Option Plan (the “2018 Plan”), which replaces the 2002 Stock Option Plan, as amended in July 2008, which terminated on May 21, 2018. The Board of Directors of the Company approved the 2018 Plan on May 8, 2018, and it became effective on that date, subject to Shareholder approval at the Annual Meeting. See Item 5.07 below. The 2018 Plan is described in the Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on June 21, 2018. Such description is qualified, in its entirety, by the provisions of the 2018 Plan, which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)  and  (b) . At the Annual Meeting:

The persons elected as directors of the Company and the voting for such persons were as follows:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes

Dale Blanchfield	16,846,854	979,827	6,801	1,649,703
Emily J. Groehl	17,640,079	186,602	6,801	1,649,703
Brian E. Shore	17,725,577	101,092	6,813	1,649,703
Carl W. Smith	17,590,991	235,608	6,883	1,649,703
Steven T. Warshaw	16,694,475	1,132,103	6,904	1,649,703

The proposal to approve an advisory (non-binding) resolution relating to the compensation of the named executive officers was approved by the Shareholders. There were 17,601,605 votes for such approval, 179,116 votes against, 52,761 abstentions and 1,649,703 broker non-votes.

The proposal to approve the 2018 Plan was approved by the Shareholders. There were 17,436,667 votes for such approval, 387,852 votes against, 8,963 abstentions and 1,649,703 broker non-votes.

The appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 3, 2018 was ratified by the Shareholders. There were 19,463,280 votes for such ratification, 9,842 votes against, 10,063 abstentions and zero broker non-votes.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	2018 Stock Option Plan of the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK ELECTROCHEMICAL CORP.

Date: July 30, 2018	By:	/s/ Stephen E. Gilhuley
	Name:	Stephen E. Gilhuley
	Title:	Executive Vice President –
Administration and Secretary